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                                                                   EXHIBIT 10.29

                                 AMENDMENT NO. 4
                                     to the
                     R. G. BARRY DEFERRED COMPENSATION PLAN
                       (Effective as of February 21, 2004)

WHEREAS, R. G. Barry Corporation ("Company") adopted the R. G. Barry Corporation Deferred Compensation Plan ("Plan") effective September 1, 1995;

WHEREAS, the Company amended the Plan effective March 1, 1997; December 1, 1999 and January 1, 2002;

WHEREAS, the Company wants to terminate the Plan;

WHEREAS, Section 9.1 of the Plan provides that the Company's Board of Directors may amend and terminate the Plan at any time with respect to all Employers;

NOW, THEREFORE, in accordance with Section 9.1 of the Plan, the Plan is amended as follows:

1. Section 1.1, ESTABLISHMENT, is amended to read, in its entirety, as follows:

         1.1      ESTABLISHMENT

         Effective February 21, 2004 ("Termination Date"), the Plan is terminated. On and after the Termination Date, (a) no Employee may become an Eligible Employee; (b) no Eligible Employee may become a Participant and (c) no Salary Deferral Amounts, Bonus Deferral Amounts or Matching Amounts will be accrued and credited to Accounts. Also, benefits accrued before the Termination Date will be paid as otherwise provided in the Plan as modified by this Amendment No. 4.

2. Section 3.1, ELIGIBILITY, is amended to read, in its entirety, as follows:

         3.1      ELIGIBILITY

         No Employee of any Participating Employer may become an Active Participant on and after the Termination Date.

3. Section 4.2, SALARY DEFERRAL AMOUNT ELECTION, is amended to read, in its entirety, as follows:

         4.2      SALARY DEFERRAL AMOUNT ELECTION

         No Salary Deferral Amounts will accrue or be credited to Accounts on and after the Termination Date and, except as provided in the next sentence of this section, all salary deferral elections in effect on the Termination Date will be revoked and will be of no further effect. Nevertheless (and despite the revocation described in the preceding sentence), (a) all amounts credited to Accounts before the Termination Date will be measured as provided in Sections 6.3 and 9.1 and will be paid as otherwise provided in the Plan, as modified by this Amendment No. 4 and (b) the portion of each salary deferral election that relates to the time and form of distribution will remain in effect.

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4.       Section 4.3, BONUS DEFERRAL AMOUNT ELECTION, is amended to read, in its entirety, as follows:

         4.3      BONUS DEFERRAL AMOUNT ELECTION

         No Bonus Deferral Amounts will accrue or be credited to Accounts on and after the Termination Date and, except as provided in the next sentence of this section, all bonus deferral elections in effect on the Termination Date will be revoked and will be of no further effect. Nevertheless (and despite the revocation described in the preceding sentence), (a) all amounts credited to Accounts as of or before the Termination Date will be measured as provided in Sections 6.3 and 9.1 and will be paid as otherwise provided in the Plan, as modified by this Amendment No. 4 and (b) the portion of each bonus deferral election that relates to the time and form of distribution will remain in effect.

5. Section 4.4, MATCHING AMOUNT, is amended to read, in its entirety, as follows:

         4.4      MATCHING AMOUNT

         No Matching Amounts will accrue or be credited to Accounts on and after January 1, 2003 and all Matching Amounts credited to Accounts as of or before the Termination Date will be measured as provided in Sections
         6.3 and 9.1 and will be paid as otherwise provided in the Plan, as modified by this Amendment No. 4.

6. Section 10.1, ADOPTION PROCEDURE, is amended to read, in its entirety, as follows:

         10.1     ADOPTION PROCEDURE

         No Affiliate may become an Employer at any time after the Termination Date.

IN WITNESS WHEREOF, R. G. Barry Corporation has caused this instrument to be executed on this 20th day of February, 2004 by its duly authorized officer, effective as provided above.

                                            R. G. BARRY CORPORATION

                                            By:/s/ Daniel D. Viren
                                               ---------------------------------
                                                Senior Vice President - Finance,
                                                Chief Financial Officer